# "Unknown Caller"
# Co-Production Agreement
# 【未知来电】
# 合作拍摄协议

THIS AGREEMENT ("Agreement") is dated as of July 03 , 2014 and is entered into between CHINA FILM ASSIST Co., Ltd. ("CFA"), a limited company having its principal place of business at Building 2 NO.1 Xinfeng BeiliXicheng District, Beijing PRC, CRIMSON FOREST ENTERTAINMENT (U.S.A), LLC. ("CFE"), a limited liability company having its principal place of business at 8335 Sunset Blvd. Suite #238, West Hollywood, Los Angeles, California 90069, USA and UNKNOWN CALLER, LLC ("UCL"), a limited liability company having its principal place of business in Los Angeles.
此协议（以下简称"协议"）于 2014 年 07 月 03 日由北京金菲林文化传媒有限公司（以下简称"金菲林"），北京西城区新风北里甲一号 2 楼，及 CRIMSON FOREST ENTERTAINMENT (U.S.A), LLC（以下简称"CFE"）,其主要经营地址为 8335 Sunset Blvd. Suite #238, West Hollywood, Los Angeles, California 90069, USA，及 UNKNOWN CALLER LLC（以下简称"UCL"），其主要经营地址位于美国加利福利亚州洛杉矶市，三方共同签订。

## I. RECITALS:前言

CFA and CFE are hereinafter referred to collectively as the "Parties" and each individually as a "Party".
金菲林以及 CFE 在下文中共同被提及时表示为"缔约方"，单独被提及则为"各缔约方"。

CFE and CFA hereby agree to finance, and each of the Parties shall have their respective rights (as described herein) in respect of the marketing and distribution of, an English-language feature film tentatively entitled "Unknown Caller" (hereinafter referred to as "the Picture"). UCL hereby agrees to perform all production work on the Picture.
CFE 以及金菲林达成协议共同出资拍摄英文故事片"未知来电"（暂名）（以下简称"本片"），且缔约方按照各自的权利（按照本协议规定的）对本片进行营销和发行。UCL 负责本片的所有摄制工作。

## II. TERMS AND CONDITIONS:合同条款

(A) **CO-PRODUCERS.** CFE and CFA agree to jointly finance the Picture as co-producers (as such term is understood in the context of the co-production of film in the People's Republic of China) and to distribute the Picture in their respective territories and media, as hereinafter set forth.
**联合出品方.** 本片由 CFE 和金菲林共同投资联合出品（"联合出品"以中华人民共和国对此名词作出的解释为依据）并按照下文条款所述，负责在各自所控制的发行区、媒体上发行本片。

## (B) PRODUCTION AND DISTRIBUTION OF THE PICTURE.
## 摄制及发行

The Parties agree that the Picture shall be produced in accordance with the terms and conditions set forth below:
缔约方就本片的拍摄事宜达成以下条款：

1. Working Title: "Unknown Caller"
   本片暂名：《未知来电》

2. Format: High definition digital video, unless otherwise agreed jointly the Parties prior to the commencement of principal photography of the Picture.
   格式：高清数字电影，除缔约方在本片主要场景开拍之前另达成协议。

3. Running Time: The Picture shall have a running time of not less than 85 minutes and no more than 110 minutes in duration.
   片长：本片播放时间应介于 85 分钟和 110 分钟之间。

4. The Picture will be based on a screenplay by Dwayne Alexander Smith and co-writers to be jointly approved by the Parties, and owned by CFE (the "Picture Screenplay").
   本片根据缔约方共同批准的德韦恩·亚历山大·史密斯及联合编剧创作的剧本进行拍摄，该创作剧本（以下称"剧本"）归 CFE 所有。

5. All production work for the Picture shall be performed by Unknown Caller LLC, a limited liability company having its principal place of business in Los Angeles. CFE and CFA agree to cooperate in providing assistance, executing any and all documents, grant authorization, certificates, obtaining permits, and anything necessary for Unknown Caller LLC to perform its duties as the production company on the Picture and to effectuate the purposes of this Agreement.
   本片所有的摄制工作由位于 Unknown Caller LLC 其主要经营地址位于美国加利福利亚州洛杉矶市执行。CFE 和金菲林同意共同向 Unknown Caller LLC 提供协助、执行任何及所有文件、给予授权、执照、取得许可、及任何必要事宜，以保证 Unknown Caller LLC 能够顺利完成所有摄制工作，根据本协议完成电影。

6. The November 2013 draft of the Picture Screenplay has been reviewed and accepted by the Parties and both Parties hereby agree that the draft will be submitted to the PRC State Administration of Radio, Film and Television ("SARFT") for its review and approval. In the event that any revisions to the Picture Screen play draft are necessary to obtain SARFT approval, CFE will work with CFA to revise the draft.
   本片剧本草稿已于 2013 年 11 月通过缔约方审阅并接受，缔约方双方特此同意将该剧本草稿报送至中华人民共和国国家新闻出版广电总局（简称"广电总局"）接受审查和批准。如果本片剧本草稿需要经过必要的修改之后才能得到广电总局的批准，CFE 应与金菲林共同修改剧本。

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7. Leading Male and Female Roles: CFE and CFA shall jointly determine the male and female leading actors. Both choice of leading male and female actress shall be determined by the Parties through consultation.
男、女主演角色：CFE 和金菲林共同确定男、女主演角色，男女主演的选择由缔约方协商确定

8. Final Creative Cut: Following the shooting and the completion of a rough cut of the Picture (but prior to final sound and music mix), the Director shall submit the rough cut of the Picture to Unknown Caller LLC. for their consideration. Unknown Caller LLC, will timely deliver the rough cut of the Picture to CFA and CFE for examination. CFA and CFE will have 20 business days within which to provide comments or suggestions for re-edits to the Directors, in writing, whereupon the Director will be obligated to render the suggested changes into a final creative cut. Unknown Caller LLC shall ensure that the Picture is filmed according to the script as specified by CFE and CFA. If the script is modified or amended during filming, approval in writing must be timely obtained by CFE and CFA to proceed.
最终剪接：本片拍摄以及初始粗剪完成之后（但需在最后的声音和音乐合成之前），导演应将本片的粗剪版提交到 Unknown Caller LLC 以供考虑。Unknown Caller LLC,应及时将样片发给金菲林和 CFE 进行审查，金菲林和 CFE 应在 20 个工作日内将意见或建议以书面形式提供给导演以供其重新剪接，届时导演有义务根据该书面建议进行剪辑，完成本片的最终剪接版。Unknown Caller LLC 应保证影片是根据 CFE 和金菲林确定的剧本进行拍摄，如果在拍摄中对剧本进行了调整和修改，应及时取得 CFE 及金菲林的书面同意方可进行。

9. SALES AGENT. CFE has the right to appoint and assign an international sales agent on behalf of both parties for all sales outside of Mainland China. Sales agency fee will be no more than 15% and all marketing and distribution expenses to be capped at USD$100,000.00 and to be shared by CFE and CFA according to the sales revenue in each of their respective territories and in proportion of the overall international sales amount total.
销售代理。CFE 有权任命和指派国际销售代理代表缔约方负责中国大陆以外的所有销售活动。销售代理费将不高于销售额的 15%，宣传费以及发行费将控制在 10 万美金，并由合作双方分别根据国际销售的各自所属地区的销售额占全部国际销售的比例共同承担（即金菲林需要承担台湾澳门、香港、新加坡、韩国、日本、马来西亚、澳大利亚、新西兰地区的销售额的 15%的销售代理费，以及 10 万美金*以上区域销售额占比的宣发费用）.

(C) **FINAL SARFT CUT: 经广电总局批准的电影成片**

The Parties acknowledge and agree that in order to be approved as a Sino-foreign co-production for release in China and around the world, the finished Picture must be submitted to and approved by the Film Bureau of SARFT. The Parties agree that CFA shall be responsible for submitting the Final Creative Cut to SARFT.

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缔约方承认并同意，任何中外联合制作发行的电影，成片必须提交至广电总局并取得其审批后方可在中国以至全世界放映。缔约方同意，金菲林应负责将最终剪接版提交至广电总局。

CFA shall promptly communicate with the Parties any and all editing changes required by SARFT as a condition to issuance of a release permit (上映许可证) for the Picture (the "SARFT Release Permit").
为取得广电总局颁发的上映许可证（既"广电总局颁发的上映许可证"），应广电总局的要求对本片所做的任何和所有的剪辑更改，金菲林应及时与缔约方沟通。

Unknown Caller LLC, shall, after reviewing the changes with the Parties and, if necessary, work together to seek clarification from SARFT on the details of such changes, and to cooperate to ensure that all required changes are made as necessary so that a SARFT-approved cut (the "Final SARFT Cut") of the Picture will be finalized and the SARFT Release Permit will be issued.
Unknown Caller LLC, 应与缔约双方共同审阅需要剪辑更改的地方，如有必要的话，应共同向广电总局就这些需要变更的地方寻求更详细的解释和指导，确保所有必需的剪辑得到更改，这样，经修改的本片最终剪接版会得到广电总局的批准，影片定稿（以下称"电影成片"），并且取得广电总局颁发的上映许可证。

(D) **BUDGET: 预算**

1. The budget of the Picture, which shall be prepared by UCL and submitted to CFE and CFA for written approval (which approval shall not be unreasonably withheld) no later than 3 (three) calendar days following the execution of this Agreement, shall be no more than the amount indicated on Annex A (the "Budgeted Amount"). Should the actual spent budget exceed the Budgeted Amount, then it is UCL's sole responsibility to make up the difference over the Budgeted Amount.
本片的预算应由未显示来电公司（以下简称 UCL）进行编制，提交并经 CFE 和金菲林审核。在本协议生效后不迟于 3（叁）个日历日进行书面批准，且总预算不超过附件 A 中的金额（简称"预算额"）。如果实际制作金额超过预算额，则多出预算额的部分由 UCL 自行负责。

2. The Budgeted Amount of the Picture shall include cost allocations for the following:
本片预算额应包括以下费用分配：
   i) Development and purchase of the Picture Screenplay
   购买和改编本片剧本
   ii) Pre-Production 前期制作
   iii) Product Placement and PR activities 产品植入广告和公关活动
   iv) Above The Line 主创人员
   v) Below The Line 演职人员

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vi) Principal Photography 主要场景拍摄
vii) Post Production 后期制作
viii) Contingencies 或有事项

These cost allocations will be specified in detail in a complete budget cash flow distribution schedule.
这些费用的分配会在一份详实的资金预算表中说明。

3. Unknown Caller LLC shall by a date no later than 3 (three) calendar days following the signing of this Agreement prepare a complete budget cash-flow (or disbursement schedule) which will specify the funds needed and the timing of the funds needed during principal photography, post-production, and final delivery of all film and sound elements. After CFE and CFA approve the budget cash flow, CFE and CFA shall then disburse the necessary funds in accordance with the financial contributions stated in Section E. and the cash-flow schedule in Annex A.
Unknown Caller LLC 应在不晚于本协议签署后的 3（叁）个日历日编制详实的资金预算表（或付款安排表），该表需详包括在主要场景拍摄、后期制作、所有影片和声音元素最终交付的各阶段所需的资金和需要资金的时间。CFE 和金菲林批准资金预算表之后，应按照 E.章节和附件 A 中现金流量表中的所规定的条款进行出资。

(E) **Financing Contributions of CFE and CFA: CFE 和金菲林的融资及出资方式**

1. If the main lead actor is the individual identified on Annex A, CFA and CFE shall invest in the Picture on a 60/40 basis. CFA shall contribute 60% of the Budgeted Amount and CFE shall contribute 40% of the Budgeted Amount. If the main lead is any actor other than the individual identified on Annex A, then, upon the obtaining of CFA and CFE's approval, CFA and CFE shall invest in the Picture on a 50/50 basis of the Budgeted Amount. In both case scenarios, the contributed funds by both parties are to be used for production of the Picture.
如果男主角确定是由附件 A 中指定人员出演，则金菲林和 CFE 应按照 60/40 的比例进行出资。金菲林应出资预算额的 60%，CFE 应出资预算额的 40%。如果男主角是由附件 A 指定人员以外的演员出演，并征得金菲林和 CFE 同意，则金菲林和 CFE 应按照预算额的 50/50 的比例进行出资。无论哪种出资方式，各缔约方实缴资金将用于本片的摄制。

2. Upon execution of this agreement, within 15 business days, CFA and CFE shall each make a payment of $100,000 USD to UCL for the use and only the use of securing suitable actor(s). After the signing by the lead actor(s) of his/her/their agreement(s), the rest of the financial contribution will be made in 3 different phases. In the event that UCL

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is unable to sign the lead actor(s) to the satisfaction of all parties' request within a month of receiving the above said down payment of $100,000USD, then UCL shall cause to return the above said $100,000USD to CFA and CFE. All further contributions and the timing of which shall be as set forth in Annex A and Annex B to this Agreement and carried out by CFA and CFE in terms of the timing and bank transaction account(s). It is understood and agreed by all parties that Annex A is based on the assumption that the budget will be approximately the Budgeted Amount and that each phase of pre-production, production, post-production and release will occur as set forth in Annex A.

本协议一经签署，签约后 15 个工作日内金菲林和 CFE 需分别向 UCL 支付定金 10 万美元，以用于并仅限用于演员的聘用订金，在主要演员签约后，剩余投资额金菲林和 CFE 将分三次付。如果在 10 万美元订金支付后一个月，UCL 未能根据各缔约方要求确定并签约主要演员，则需将 10 万美元的订金退回给金菲林和 CFE 所有后续的出资和出资时间，金菲林和 CFE 应按本协议附件 A、附件 B 中所规定的时间以及汇款账户进行出资。兹经缔约方同意附件 A 是建立在预算约为预算额的额度，且前期制作、拍摄、后期制作以及上映各阶段都会发生的假设之上。

3. The Parties agree that in the event any of these assumptions must be adjusted due to the specific circumstances of the Picture, they will collaborate in good faith to make all necessary adjustments.

由于本片的具体情况导致上述假设的任意一项需要进行调整，缔约方同意本着真诚善意的原则共同完成这些必要的调整。

4. The Parties further agree that each of CFE and CFA shall have the right to bring in co-investors ("Co-Financing Parties") to contribute some or all of their respective financing commitments, provided, that each of CFE and CFA shall (1) be liable for their respective financial contributions regardless of whether Co-Financing Parties are able to fully perform their financing obligations and commitments as investors of the Picture, (2) use their best efforts to ensure that their Co-Financing Parties are able to perform their financial obligations as to not delay the performance of the terms of this agreement (3) CFE and CFA shall not grant to any Co-Financing Party any rights that they themselves do not possess under this Agreement, or the grant of which would violate this Agreement, (4) CFE and CFA shall indemnify and hold all parties to this agreement harmless from any claims that may arise from their dealings with respective Co-Financing Parties. (5) CFE and CFA will provide all necessary paperwork and assistance so as to enable such Co-Financing Parties to make their contributions to the Picture, exercise such rights as may be granted them as co-financiers and, where appropriate and to the extent permitted by law and practice, obtain credits on the Picture, subject to the approval of CFE and CFA.

缔约方还同意，CFE 和金菲林任何一方均有权引进共同投资者（以下简称“联合投资人”），以促进部分或全部地完成各自的出资承诺，条件是：CFE 和金菲林任何一方应当（1）对各自的

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出资额付全部责任，无论联合投资人是否能够充分履行其作为本片投资人的融资责任和承诺（2）尽最大努力确保联合投资人能够履行其融资义务，以避免延迟履行本协议（3）均不得授予任何联合投资人各自在本协议中本身并不拥有的任何权利，或任何违反本协议的授予内容（4）CFE 和金菲林应当保护本协议的缔约方，确保其不会因各缔约方在处理与各自的联合融资人的事宜时可能引起的任何索赔而遭受损失和伤害。（5）CFE 和金菲林将提供所有必要的文件和协助，使相关联合融资人完成对本片的出资义务，并在适当情况下，经 CFE 和金菲林批准后，在法律和惯例允许的最大程度上，联合融资人可以行使其作为可能被授权的联合融资人的权利，利用本片获得信贷。

5. Without limitation to Clause II(E)4, it is understood and agreed that CFE and CFA shall sign agreements with each of their Co-Financing Parties, if any, that require the Co-Financing Parties to observe and implement the joint promotion, marketing and distribution plans for the Picture formulated by CFE, CFA and the Producers (the "Official Promotion, Marketing and Distribution Plans"). Such agreements will also specifically provide that CFE, CFA and the Producers will determine and lead the implementation of the Official Promotion, Marketing and Distribution Plans, and shall prohibit any and all Co-Financing Parties from deviating from such Plans or from conducting any promotions, media outreach, or marketing or distribution activities in connection with the Picture that are not in line with the Plans, or that have not otherwise been approved in writing by both CFE and CFA.
不限于条款 II（E）4，缔约方还应理解并同意 CFE 和金菲林应当与他们的每一个联合融资人（如果有的话）签订协议，该协议需要联合融资人遵守和执行本片的联合推广、市场营销和由 CFE，金菲林和制片人制定的发行方案（既“官方推广，营销及发行方案”）。该方案将明确规定：CFE、金菲林以及制片人将决定并且领导官方推广，营销及发行方案的实施，并应禁止任何及所有联合融资人从事偏离此方案的或进行与此方案不一致的、或还没有被 CFE 和金菲林另行共同书面批准的任何与本片的推广、媒体宣传、或市场营销或发行有关的活动。

(F) **<u>Rights to the Picture: 本片权利</u>**

1. CFE shall control distribution rights in the Picture in all regions and territories outside of those controlled by CFA in all media (including without limitation licensing, merchandising and soundtrack distribution rights) in perpetuity.
CFE 应在除金菲林控制之外的所有地域范围、在各种媒体上（包括但不限于授权、销售和影视原声的发行权）永久享有本片的版权收益。

2. CFA shall control distribution rights in the Picture in all regions and territories as indicated in Annex C (hereinafter, "CFA Territory").

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金菲林公司将控制本片在附件 C 中所示的区域和地区（以下简称“金菲林发行区”）的发行权利。

3. CFE and CFA may not assign any portions of their respective rights or obligations as investors under this Agreement to any third parties; however each of CFE and CFA shall be free to sub-license any or all of their respective exploitation rights in the Picture to third parties in their respective media and territories.
CFE 和金菲林作为本协议的出资人不得向任何第三方转让各自的权利或义务的任何部分。但是，CFE 和金菲林的任何一方可以在其各自的媒体和发行区，自由的向第三方授权任何或全部的各自的本片使用权

4. Ancillary, Remake, and Sequel/Prequel Rights: CFE shall retain ownership of all derivative rights, including but not limited to remakes, sequels, and prequels, including television series of any kind, movies-of-the-week, online videos, print literature, comic books, and novels. CFE shall grant CFA first right of refusal to obtain licensing for any or all Ancillary, Remake, and Sequel/Prequel Rights in any language. Should CFA decline to invest in a remake, sequel or prequel proposed by CFE, CFA shall be deemed to have waived its rights in that particular remake, sequel or prequel. CFA shall retain its rights for any other remake, sequel or prequel subject to a first right of refusal.
衍生，重制，及续集/前传权：CFE 将保留本片所有形式的衍生的所有权，包括但不限于重制，续集和前传，包括任何种类的电视连续剧，制作或改编的电视电影，在线视频，印刷文字，漫画和小说。CFE 应同意金菲林就任何语种的任何一个或所有的衍生、重制、续集/前传权取得的许可行驶优先购买权。如果金菲林拒绝投资 CFE 对本片重制，续集或前传的提议，金菲林将被视为放弃对本片进行该特定重制，续集或前传的权利。金菲林将保留其对任何其他重制，续集或前传的优先购买权。

(G) **Allocation of Net Proceeds:净收益的分配**

CFE and CFA shall exploit all rights in and to the Picture in their respective territories in perpetuity.
CFE 和金菲林应在其各自的发行区永久享有使用本片的一切权利。

All monies collected from exploitation of the Picture from any and all sources on a worldwide basis either by CFA and CFE, on the basis of their respective distribution rights, shall be without interference from either party.
无论是金菲林和 CFE 的任一方，在基于各自发行权的基础上，使用本片在全球范围内的任意和所有资源所获得的所有款项，不受任何一方的干扰。

(H) **Distribution:发行**

CFE and CFA agree to release the Picture concurrently, no more than one month apart from each other's release.
CFE 和金菲林同意同时上映本片，上映时间间隔不超过一个月。

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In connection with the theatrical release of the Picture in Mainland China, CFA hereby commits to work with CFE to settle the Final Creative Cut of the Picture within a date no later than six (6) months following the completion of principal photography of the Picture, and to submit the Final Creative Cut of the Picture to SARFT for censorship, and to market, distribute and release the Picture in Mainland China within a period not to exceed twelve (12) months following the date on which the SARFT Release Permit is issued.
因本片在中国内地的院线上映，金菲林特此承诺与 CFE 合作完成本片的最终剪接版的日期应不迟于完成本片的主要拍摄之后 6（陆）个月内，并将本片的最终剪接版报送至广电总局审查，在取得广电总局颁发的上映许可证之日起的不超过 12（壹拾贰）个月的时期里在中国内地推广，发行和上映本片。

In exercising their respective marketing and distribution rights hereunder, CFE and CFA shall exercise their rights to their respective advertising campaigns, marketing materials and distribution plans and distribution partners for the Picture without constraint on each other.
在行使各自的营销和发行相关权利时，CFE 和金菲林对其各自针对本片进行的广告活动，营销材料和发行方案和发行合作伙伴行使各自权力，不受彼此约束。

(I) **Product Placement & Sponsorship: 产品植入广告与赞助**

Each of the Parties shall have the right to seek product placement and sponsorship partners for the Picture and to propose such arrangements to the other Parties for their consideration and approval. Any of the Parties that secures cash contributions to the Picture from product placement or sponsorship ("Commercial Tie-In Cash") shall be entitled to deduct and retain, or to receive, depending upon the payment arrangements, a commission equal to an amount such that the total commissions received by all parties earning commissions on any Commercial Tie-In do not exceed 30% of the Commercial Tie-In Cash that the third party sponsor or, in the case of product placement, product owner, has contracted to pay in connection with the Picture.
各缔约方有权为本片寻找产品植入广告和赞助，并向另一方提供这些方案以供对方选择和批准。任一缔约方通过本片的产品植入广告或赞助（统称"商业赞助"）获得的资金，根据其付款安排，缔约方有权扣除和保留、或接收佣金，佣金金额等于所有缔约方通过任何商业赞助取得的所有资金、且不超过该资金总额的 30%；该商业赞助应通过与第三方赞助商或者、在产品植入广告的情况下的产品所有者签订合约的方式进行支付。

Following payment (or deduction, as the case may be) of all applicable commissions, all Commercial Tie-In Cash collected will be deemed Net Proceeds and allocated according to the final investment ratio.
所有商业赞助资金用于支付佣金（或扣除，视情况而定）后的剩余资金将被视为净收益，并按照最终出资比例分配给缔约方。

(J) **Credits:演职员名单**

Provided that all the following arrangements are ultimately approved by the SARFT Film Bureau in accordance with the relevant rules and regulations of the PRC on the awarding of film credits, the Parties hereby agree to the following:

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假设下列内容按照中国对电影作品演职员的相关规则和法规最终获得广电总局批准，缔约方达成以下协议：

In the CFA Territory: 金菲林发行区

If the CFA and CFE logos are permitted by SARFT to appear on the Picture, the CFA logo shall appear in first position at the beginning of the Picture, followed by the CFE logo in second position. Should logos not be permitted, CFA's name with a "Presented By" credit will appear first on its own card, followed by CFE's name with a "Presented By" credit on its own separate card.
如果金菲林和 CFE 标志经广电总局允许可以出现在本片中，则本片片头标志的排列，应为金菲林的标志在先，CFE 的标志在后。如果标志不允许出现在影片中，则"出品人"和金菲林的名字应出现在独立镜头画面上并排列在先，"出品人"和 CFE 的名字出现在独立镜头画面上排列在后。

The following credits, in this order, shall appear in the main and end titles of the Picture (on separate cards, unless indicated), and on all paid advertisements, posters and publicity materials prepared for the Picture: 下列的演职员表应按照下列顺序，出现在本片的片头和片尾字幕上（在独立镜头画面上，除非另有说明），以及为本片有关的所有付费广告，海报及宣传品上：

Produced by [name CFA executive]
Produced by [name CFE executive]
Produced by (shared card) Zhang Da Xing, Justin Begnaud, Jon Chiew, Jonathan Lim
Directed by Jonathan Lim
出品人[金菲林高管名字]
出品人[CFE 高管名字]
出品人（共同出现在一个镜头画面上）Zhang Da Xing, Justin Begnaud, Jon Chiew, Jonathan Lim
导演：Jonathan Lim

In the CFE Territory: CFE 发行区

LOGO: CFE shall have the right to place its logo at the beginning of the Picture, in first position, followed by CFA's logo in second position.
标志：CFE 有权将其标志放在本片片头，且 CFE 的标志在先，金菲林的标志在后

CFE shall be entitled to a "Presented By" title first on a separate card, followed by a "Presented By" credit for CFA.
"出品人"和 CFE 的名字出现在独立镜头画面上并排列在先，"出品人"和金菲林的名字出现在独立镜头画面上排列在后。

The following credits, in this order, shall appear in the main and end titles of the Picture (on separate cards), and on all paid advertisements, posters and publicity materials prepared for the Picture:

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下列的演职员表应按照下列顺序，出现在本片的片头和片尾字幕上（在独立镜头画面上，除非另有说明），以及为本片的准备的所有付费广告，海报及宣传品上：海报及宣传品上：

Produced by [name CFE executive]
Produced by [name CFA executive]
Produced by (shared card) Zhang Da Xing, Justin Begnaud, Jon Chiew, Jonathan Lim
Directed by Jonathan Lim
出品人[CFE 高管名字]
出品人[金菲林高管名字]
出品人（共同出现在一个镜头画面上）Zhang Da Xing, Justin Begnaud, Jon Chiew, Jonathan Lim 导演：Jonathan Lim

## III. CONFIDENTIAL INFORMATION:机密信息

Each Party shall keep strictly confidential and shall not disclose or make known to any third person any information relating to the production of the Picture ("Confidential Information"), including without limitation the contents of this Agreement, except as may be required by law or judicial process.
除因法律或司法程序要求外，各缔约方应严格保密，不得向任何第三方披露或透露与本片摄制有关的任何信息（简称"保密信息"），包括但不限于本协议的内容。

## IV. LIABILITIES FOR BREACH:违约责任

(A) If any Party fails or delays to perform this Agreement or makes any false representation or warranty hereunder, it shall constitute a breach of this Agreement, and the said Party shall be liable for such breach.
若任何一方未能或延迟履行本协议或作出下述任何虚假陈述或保证，应当构成对本协议的违约，该方应当承担违约责任。

(B) CFE and CFA shall make their respective investments agreed upon hereunder in full and on time. If either CFE or CFA fails to contribute its investment in full as agreed hereunder, in addition to making its payment to the production in full at the earliest possible date, it shall also pay a fine for late payment at 3% of the overdue amount to the non-breaching Party for each overdue day, provided that such fine for late payment shall not be more than the investment amount to be paid for the overdue installment.CFE and CFA agree should the film project not be able to pass censorship, both parties will negotiate on a friendly basis the best manner to return all unspent funds.
CFE 和金菲林应同意按照在本协议规定按时、足额地履行各自的出资义务。如果 CFE 或金菲林任何一方未按照约定付款的，则该违约方除了应尽早补足未缴款项外，还应按日向非违约方支付逾期滞纳金甲方，如果该逾期违约金不超过应付出资额的逾期款项部分的话，则每逾期一天应按照未支付金额的 3%支付违约金。各缔约方同意，如本片合拍立项无法通过，则各缔约方应本着友好协商的原则，商讨已付资金余额退回事宜。

Initials ______

(C) <u>TIME IS OF THE ESSENCE.</u> As time is of the essence, the Parties shall strictly comply with all of their undertakings and agreements hereunder, and if any Party is in material breach of this Agreement and fails to rectify the breach within 5 business days following written notice thereof by either of the non-breaching Parties, as a result of which the Picture's production or distribution cannot proceed, the non-breaching Parties shall have the right to terminate this Agreement, and the breaching Party will no longer be entitled to any interests granted pursuant to this Agreement, and in addition, the breaching Party shall compensate all losses thus suffered by the non-breaching Parties, including economic compensation, civil and other legal liabilities, in addition to payment of the fine for late payment of investment in the Picture mentioned above.
<u>时间是最重要的因素</u>。由于时间是至关重要的，所以缔约方应严格遵守其所有承诺及本协议，如果任何一方严重违反本协议并且在收到非违约方发出的书面通知后 5 个工作日内仍未纠正违约行为的，因此导致本片的摄制或发行无法进行，非违约方有权终止本协议，违约方将不再有权享受根据本协议授予的任何权益。此外，违约方除了应支付上述的逾期滞纳金之外，还应当赔偿非违约方所蒙受的一切损失，包括经济赔偿，民事及其他法律责任。

It will not be deemed a breach of this Agreement if the Picture production schedule is delayed for any reasons relating to leading actor/actress availability, scheduling, contractual conflict, etc. In that event, the Parties will consult and work together in good faith to create a new production schedule to remain as close to the original schedule as possible. In the event that due to the lead actor or actress being unavailable for any reason to perform their respective roles, the production schedule postponement is objected to by either Party, then a replacement lead actor or actress may be engaged and proposed in the same manner as described in Clause II(B)7. All payments and financial contributions made by any of the Parties prior to a postponement of the production will remain in the Picture production account and a revised Funding Disbursement Schedule may be undertaken at the request of either Party and mutually revised in good faith. If either of the Parties cannot approve the leading actor or actress replacement, the Parties shall under the principle of good faith discuss whether the project should continue.
如果因男主角/女主角的可用性、档期、合同冲突等相关因素导致本片的拍摄进度延迟，则不视为违反本协议。如发生该情况，缔约方共同协商真诚合作拟定新的摄制进度，并尽可能接近原进度。不论任何原因最终导致男主角或女主角不能出演各自角色，并且在任一缔约方反对延迟拍摄进度的情况下，则需要按照本协议第 II(B)7 条所述的方式更换并重新指定男主角或女主角。在拍摄进度延迟之前，任何缔约方的所有付款和出资都将继续留在本片的摄制组银行账户里，应任一缔约方的要求，各缔约方应本着友好协商原则共同对资金支付时间表进行修改。如果任何一方对重新制定的男主角或女主角一直未能认可，则缔约方需本着诚信合作的原则，商讨项目是否继续。

## V. <u>CONTACTS AND NOTICES:联系和通知</u>

(A) The Parties shall designate their respective authorized representatives in writing and indicate the contact information of such representatives. The authorized representatives will sign and act on behalf of the Parties, and the Parties shall be responsible for the legal consequences of their acts. Where either Party changes its authorized representative and/or its contact information, it shall notify the other

Initials

Parties in writing in advance, otherwise, the notice shall be deemed as served if sent based on the contact information set out below.
缔约方应以书面形式指定各自的授权代表及其联系信息。授权代表将代表缔约方签署并行事，缔约方应为其授权代表的行为负法律后果。凡任何一方改变其授权代表及/或其联系信息，应当事先以书面形式通知其他缔约方，否则，向以下所示的联系信息发出的通知应被视为送达。

(B) The authorized representatives designated by the Parties and their contact information are as follows:
各缔约方及其指定的授权代表的联系信息如下：

[CFE]
Address: 地址
8335 Sunset Blvd. Suite #238, West Hollywood, CA 90069, USA

Attention: 收件人
Jonathan Lim

Email: 电子邮件：
jonlimcff@gmail.com

[CFA] [金菲林]

Address: 地址：
北京西城区新风北里甲一号2楼

Attention:收件人

Email: 电子邮件：

## VI. GOVERNING LAW AND DISPUTE RESOLUTION:管辖法律和争议解决

This Agreement shall be governed by the laws of the People's Republic of China. All disputes arising in connection with this Agreement or its performance shall be resolved by the Parties through negotiation. If negotiation fails, any dispute arising from or in connection with this Contract shall be submitted to China International Economic and Trade Arbitration Commission (CIETAC) Beijing Sub-Commission (Arbitration Center) for arbitration which shall be conducted in accordance with the CIETAC's arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon both parties.
本协议受中国人民共和国法律管辖。因本协议引起的任何与本协议或其执行有关任何争议，应由缔约方通过谈判友好协商解决。如协商未果，凡因本合同引起的或与本合同有关的任何争议，均应提交中国国际经济贸易仲裁委员会北京分会（仲裁中心），按照仲裁申请时中国国际经济贸易仲裁委员会现行有效的仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。

## VII. COUNTERPARTS OF THE AGREEMENT:本协议的副本

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(A) This Agreement is written in Chinese and English, and shall take effect as of the date of execution by the Parties. This Agreement shall be signed in three originals, with each Party holding one original, in Chinese and English, with the two language versions having equal legal effect. If a conflict arises due to discrepancies in language the Chinese version shall prevail.
本协议语言为中英双文，并在各缔约方签字之日起生效。本协议一式 3（叁）份，各方各执协议原件一份，本协议中英文版本具有同等法律效力，如有歧义以中文版本为准。

(B) The attachments and exhibits hereto are an integral part of this Agreement, and have the same legal force and effect with this Agreement.
附件是本协议的组成部分，并与本协议具有同等法律效力。

## VIII. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS:
## 陈述，保证及承诺:

(A) Each of the Parties warrants that:
各缔约方兹此保证：

1. It has all necessary rights, power and capacity to execute and perform this Agreement; 各缔约方拥有所有必要的权利，权力和执行及履行本协议的能力;

2. Unless otherwise agreed herein, without the prior written consent of the other Parties, it may not dispose of any property, asset or right in connection with the Picture in its own discretion;
除非本文另有约定外，未经其他缔约方事先书面同意的，各缔约方不得自行决定处理与本片有关的任何财产，资产或权利;

3. Without the prior written consent of the other Parties, it may not lend the funds for production of the Picture to anyone or use such funds for any purpose or use other than production of the Picture;
未经其他缔约方事先书面同意，各缔约方不得将用于本片摄制的资金出借给任何人或无论出于什么目的使用这些资金或用于除本片摄制之外其他任何事宜。

4. Without the prior written consent of the other Parties, it may not incur any expenses, liabilities or obligations in connection with the Picture other than those incurred via contract in the normal course of business in connection with the production, processing and sale and distribution of the Picture; should it incur such expenses, liabilities or obligations, it will bear them by itself;
未经其他缔约方事先书面同意，各缔约方不得发生与本片有关的任何费用，责任或义务，除那些通过合同约定的在本片拍摄，制作，销售及发行的正常业务过程中而产生的，各缔约方独自应该承担这些费用，责任或义务。

5. It will not create any form of debt or security on the Picture, and all consequences of its so doing shall be borne by the breaching Party, and the other Parties shall have no liability therefor;

Initials

各缔约方不得通过本片产生任何形式的债务或抵押，因此产生的一切后果由违约方承担，而其他缔约方不为此承担任何责任;

6. It will authorize the other Parties to use its name and information for free for the purposes of publicity and distribution of the Picture;
各缔约方将授权其他缔约方无偿使用其名称和信息用于本片的宣传和发行;

7. Should the other Parties so require, it will provide all documents as per the requirements of such other Parties required to prove that such other Parties are entitled to their rights under this Agreement.
如其他缔约方需要，各缔约方应按照该缔约方的要求提供所有文件，用于证明各缔约方有资格享有本协议规定的权利。

(B) Where any Party is in breach of the above warranties, each of the other Parties shall have the right to terminate this Agreement, and the breaching Party shall compensate all losses thus caused to the other Parties.
若任一缔约方违反上述保证，其他各缔约方应享有终止本协议的权利，违约方应赔偿由此造成对其他缔约方的一切损失。

(C) This Agreement is executed through counterparts in Chaoyang District, Beijing, PRC and Los Angeles, California, U.S.A.
本协议分别在中国北京西城区和美国加利福尼亚州洛杉矶市签署。

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**IN WITNESS WHEREOF**, each of the Parties has signed, agreed to and accepted this Agreement as of this ____ day of June, 2014.
兹证明，各缔约方于二零一四年六月____日签署，同意并接受本协议。

CHINA FILM ASSIST CO., LTD.
北京金菲林文化传媒有限公司

By 由: Geng Ling
Title 职务: CEO

北京金菲林文化传媒有限公司 合同专用章

CRIMSON FOREST ENTERTAINMENT (U.S.A) LLC

By 由: JONATHAN CHEN
Title 职务: PRESIDENT

CRIMSON FOREST ENTERTAINMENT (USA) LLC LIMITED LIABILITY COMPANY CALIFORNIA MAY 7 2013

UNKNOWN CALLER LLC.

By 由: JONATHAN CHEN
Title 职务: PRESIDENT

UNKNOWN CALLER LLC LIMITED LIABILITY COMPANY CALIFORNIA FEB 24 2014

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